SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                BT ADVISOR FUNDS
                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS
                             BT PYRAMID MUTUAL FUNDS
                            BT INVESTMENT PORTFOLIOS
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

IMPORTANT NEWS ABOUT THE BT MUTUAL FUND PROXY YOUR CLIENTS WILL RECEIVE



Dear Investment Colleague:

In order to keep you updated on the progress of the merger between Deutsche Bank and Bankers Trust, we want to notify you of an upcoming proxy that will be sent to BT Mutual Fund shareholders.

SHAREHOLDERS TO VOTE ON INVESTMENT ADVISORY AGREEMENTS

As a result of the merger, it is necessary for us to have shareholders vote on new investment advisory agreements. Additionally, we plan on taking this opportunity to ask shareholders to vote on the election of trustees, and the selection of independent accountants (see the attached page for details).

NO CHANGE TO PORTFOLIO MANAGEMENT STRUCTURE AND FEES

It is important for you and your clients to know that the acquisition of Bankers Trust by Deutsche Bank will not change the management or investment style of the BT Mutual Funds, their advisory fees, the number of fund shares your clients own or the value of those shares.

Deutsche Asset Management remains committed to working with you and supporting the valued service and advice you provide to individual investors. It is our intention to notify you prior to any other shareholder communication that may need to be sent, and on the progress of merging the fund groups of Bankers Trust, Morgan Grenfell and Deutsche Funds.

Should you have any further questions regarding the proxy vote, please call Todd Little at 800-550-6426. Thank you.



Sincerely,

/s/ James Grifo

James Grifo

Managing Director

BT MUTUAL FUND PROXY VOTE
Listed on the following pages is detailed information which pertains to the upcoming BT Mutual Fund proxy vote.


--------------------- -------------------------------------- ------------------------------------------------------------
Fund                  Issue                                  Reason
--------------------- -------------------------------------- ------------------------------------------------------------
All BT Funds*         Approve new investment advisory        As a result of the merger, the present agreement could be
                      agreements with Bankers Trust.  No     deemed to terminate automatically.  Shareholders are being
                      change in fees is proposed.            asked to approve a new agreement on terms substantially
                                                             similar to the current agreement.  There are no material
                                                             changes.
--------------------- -------------------------------------- ------------------------------------------------------------
All BT Funds*         Approve new investment advisory        This proposal will give Deutsche Bank additional
                      agreements with Morgan Grenfell Inc.   flexibility over the next two years to bring together its
                      ("MGI"), an affiliate of Bankers       no-load mutual funds into one unit, MGI.  The new
                      Trust, which already serves as         agreement with MGI has terms substantially similar to the
                      investment adviser to the funds        current agreement with Bankers Trust.  Consolidation of
                      within the Deutsche Bank               the no-load mutual funds within MGI will simplify the U.S.
                      organization.  Fees will be the same   mutual fund operations, enhance efficiency of their
                      as under agreement with Bankers        administration and promote consistency of internal
                      Trust.  The agreement may be put       controls, compliance, and regulatory oversight.  We expect
                      into effect within 24 months of the    the name of MGI will be changed to reflect that it is part
                      shareholder meetings, subject to       of Deutsche Asset Management.
                      Trustees approval at the time.
--------------------- -------------------------------------- ------------------------------------------------------------
All BT Funds**        Approve new sub-investment advisory    This proposal is part of the effort to give Deutsche Bank
                      agreements between MGI and Bankers     additional flexibility to bring together its no-load
                      Trust, to take effect within two       mutual funds into one unit.  If MGI becomes the investment
                      years of the shareholder meeting, if   adviser to any BT funds, this proposal allows MGI to
                      MGI were to become investment          appoint Bankers Trust as sub-advisor to all or some funds
                      adviser to Bankers Trust under         upon Trustee approval.  This helps to assure that there
                      proposal above.                        will be no change in the quality or level of services
                                                             provided if MGI  becomes the named investment adviser to
                                                             any fund.
--------------------- -------------------------------------- ------------------------------------------------------------
BT Latin American     Approve a new sub-investment advisory  This proposal will give MGI the flexibility to appoint MGIS
Equity Fund and BT    agreement between MGI and Morgan       (a U.S.-registered investment adviser based in London) as
Pacific Basin         Grenfell Investor Services Ltd.        sub-adviser to the Latin American Equity Fund and the Pacific
Equity Fund           ("MGIS") to take effect within two     Basin Equity Fund upon Trustee approval.
                      years of the shareholder meeting.
--------------------- -------------------------------------- ------------------------------------------------------------
BT Global Emerging    Approve a proposal to transfer all of  The BT Fund and Morgan Grenfell Fund have identical
Markets Equity Fund   the assets of the Global Emerging      investment objectives and invest primarily in equity
                      Markets Equity Fund (the "BT Fund") to securities of companies in emerging markets.  It is in the
                      the Morgan Grenfell Emerging Markets   best interest of shareholders to merge the funds to increase
                      Equity Fund (the "Morgan Grenfell      diversification and to possibly reduce expenses.
                      Fund") in exchange for shares of the
                      MG Fund.  This would be a tax-free
                      transaction to shareholders.
--------------------- -------------------------------------- ------------------------------------------------------------
BT Quantitative       Convert the Fund to a master-feeder    Converting the Fund to a master-feeder structure would permit
Equity Fund           structure.                             another feeder fund or funds to invest in the Fund (as the master portfolio).  The master-feeder structure would
                                                             potentially increase the assets in the master portfolio,
                                                             thereby lowering expenses at both the master and feeder level.
--------------------- -------------------------------------- ------------------------------------------------------------
All BT Funds*         Elect Trustees.                        Shareholders have the opportunity to elect trustees who
                                                             oversee matters relating to their funds.
--------------------- -------------------------------------- ------------------------------------------------------------
All BT Funds*         Ratify selection of independent        The law requires that shareholders be asked to ratify the
                      accountants for the Fund.              selection of independent accountants.
--------------------- -------------------------------------- ------------------------------------------------------------

* Except BT Global Emerging Markets Equity Fund.

**Except BT Global Emerging Markets Equity Fund, BT Latin American Equity Fund and BT Pacific Basin Equity Fund.

WHEN PROXIES AND PROXY CARDS WILL BE MAILED TO CLIENTS

We plan to begin mailing proxies and proxy cards around August 23, 1999 to each Fund's shareholders of record as of July 22, 1999. Your clients will receive a separate proxy card for each Fund and share class they own. The shareholder meetings are scheduled to take place at One South Street, Baltimore, Maryland. These meetings will take place on September 21, 29, October 8 or October 15.


THE VOTING PROCESS

We have retained Shareholder Communications Corporation (SCC) to assist with our collection of proxy votes.

Starting in early September, SCC will begin to call registered fund shareholders who have not voted to remind them to vote. If your clients have asked your firm to withhold their account information then they will not be contacted by SCC.

SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone after satisfactorily answering a series of questions for identification purposes.


THREE WAYS YOUR CLIENTS CAN VOTE

BY PHONE

Shareholders who receive proxies distributed through Automatic Data Processing
(ADP) can vote by phone by calling the number provided on their proxy card. Please note that your clients must have the 12-digit control number located on their proxy card to vote by phone. Shareholders who have instructed their investment representative not to release their names may not vote by phone.

BY INTERNET

All shareholders can vote via the Internet by accessing the web site www.proxyvote.com, entering the 12-digit control number located on their proxy card, and following the instructions on the web site.

BY MAIL

All shareholders can vote by mail by completing the proxy card and returning it in the postage-paid envelope.